SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 18, 2005

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(d):  Departure  of  Directors  or  Principal  Officers;   Election  of
     Directors; Appointment of Principal Officers

On February 18, 2005, the Level 3 Communications, Inc. (the "Registrant") Board of Directors voted to expand the number of directors constituting the Registrant's Board of Directors to 10 and to fill the existing vacancy on the Board of Directors and the additional vacancy created by that expansion. Effective March 17, 2005, Admiral James O. Ellis Jr., U.S. Navy (Ret.), and Dr. Albert C. Yates, former president of Colorado State University, will join the Registrant's Board of Directors as Class II directors. The term of the Class II directors expires at the 2005 Annual Meeting of Stockholders, at which Admiral Ellis and Dr. Yates will stand for re-election along with Richard R. Jaros, an existing Class II director for a full three year term.

There are no arrangements or understandings between these individuals and the Registrant pursuant to which these individuals were selected as directors.


Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

                  None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



February 25, 2005                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President